UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

Quarterly Schedule of Portfolio Holdings of

Registered Management Investment Company

Investment Company Act File Number: 811-22881

American Funds Developing World Growth and Income Fund

(Exact Name of Registrant as Specified in Charter)

6455 Irvine Center Drive

Irvine, California 92618

(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (949) 975-5000

Date of fiscal year end: November 30

Date of reporting period: February 28, 2015

Michael W. Stockton

American Funds Developing World Growth and Income Fund

6455 Irvine Center Drive

Irvine, California 92618

(Name and Address of Agent for Service)

Copies to:

Michael Glazer

Morgan, Lewis & Bockius LLP

355 South Grand Avenue, Suite 4400

Los Angeles, California 90071

(Counsel for the Registrant)

ITEM 1 – Schedule of Investments

American Funds Developing World Growth and Income FundSM
Investment portfolio
February 28, 2015
unaudited
Common stocks 82.95% Financials 15.70%	Shares	Value (000)
Bangkok Bank PCL, nonvoting depository receipt	8,213,800	$46,493
Bangkok Bank PCL	793,300	4,515
Bank of China Ltd., Class H	65,593,000	37,719
Discovery Ltd.	3,598,023	36,944
Fibra Uno Administración, SA de CV	9,870,500	27,725
Barclays Africa Group Ltd.	1,453,204	24,007
Industrial and Commercial Bank of China Ltd., Class H	30,444,000	22,217
bank muscat (SAOG)	13,337,862	20,784
Banco BTG Pactual SA, units	1,788,800	17,184
Grupo Financiero Inbursa, SAB de CV	5,620,500	15,806
China Overseas Land & Investment Ltd.	4,922,000	15,009
Moscow Exchange MICEX-RTS OJSC	9,958,889	12,426
BDO Unibank, Inc.	4,906,240	12,352
Mapletree Greater China Commercial Trust	14,357,900	10,957
AIA Group Ltd.	1,771,200	10,425
Banco Bradesco SA, preferred nominative (ADR)	750,800	9,895
ICICI Bank Ltd.	1,793,930	9,731
Siam Commercial Bank PCL	1,739,400	9,119
CIMB Group Holdings Bhd.	3,195,601	5,276
Itaú Unibanco Holding SA, preferred nominative (ADR)	394,350	5,040
Sberbank of Russia	3,235,447	3,985
		357,609
Information technology 10.74%
Delta Electronics, Inc.	8,035,000	51,938
Taiwan Semiconductor Manufacturing Co. Ltd.	8,263,000	39,598
Taiwan Semiconductor Manufacturing Co. Ltd. (ADR)	471,200	11,559
Infosys Ltd.	991,554	36,350
Lenovo Group Ltd.	21,622,000	33,343
Quanta Computer Inc.	10,325,000	26,104
Avago Technologies Ltd.	178,000	22,716
Accenture PLC, Class A	192,500	17,331
Catcher Technology Co., Ltd.	631,000	5,766
		244,705
Consumer staples 10.07%
Unilever PLC	728,700	32,243
Thai Beverage PCL	55,467,000	28,490
Danone SA	396,355	27,646
Casino, Guichard-Perrachon SA	278,519	26,212
SABMiller PLC	456,800	25,917
Shoprite Holdings Ltd.	1,674,313	23,823
Nestlé SA	219,837	17,156
Mead Johnson Nutrition Co.	133,200	13,954
Imperial Tobacco Group PLC	242,400	11,949
American Funds Developing World Growth and Income Fund — Page 1 of 8

unaudited
Common stocks Consumer staples (continued)	Shares	Value (000)
Want Want China Holdings Ltd.	10,266,000	$11,317
Olam International Ltd.	7,233,500	10,615
		229,322
Telecommunication services 9.91%
HKT Trust and HKT Ltd., units	30,980,960	41,064
Philippine Long Distance Telephone Co. (ADR)	402,600	28,826
MegaFon OJSC (GDR)	1,409,295	24,818
China Unicom (Hong Kong) Ltd.	14,128,000	23,790
Bharti Airtel Ltd.	4,005,771	23,022
Singapore Telecommunications Ltd.	7,004,000	21,688
Globe Telecom, Inc.	396,300	17,123
LG Uplus Corp.	1,331,816	14,379
América Móvil, SAB de CV, Series L (ADR)	510,700	10,919
TIM Participações SA, ordinary nominative	1,820,000	7,642
Perusahaan Perseroan (Persero) PT Telekomunikasi Indonesia Tbk, Class B	29,672,300	6,738
MTN Group Ltd.	317,416	5,622
		225,631
Consumer discretionary 9.31%
MGM China Holdings Ltd.	15,591,800	36,106
Merida Industry Co., Ltd.	2,405,350	19,416
Jumbo SA	1,583,895	18,079
PT Surya Citra Media Tbk	63,006,000	17,793
PT Astra International Tbk	28,075,600	17,052
Baoxin Auto Group Ltd.	23,359,500	15,541
Stella International Holdings Ltd.	5,912,000	15,322
Wynn Macau, Ltd.	5,790,400	15,193
Great Wall Motor Co. Ltd., Class H	1,902,500	12,118
Truworths International Ltd.	1,559,166	11,878
Minth Group Ltd.	4,910,000	10,306
BEC World PCL	5,015,600	7,291
Chow Sang Sang Holdings International Ltd.	2,776,000	6,987
SJM Holdings Ltd.	4,223,000	6,109
Cia. Hering, ordinary nominative	453,400	2,845
		212,036
Industrials 6.46%
CCR SA, ordinary nominative	5,983,100	35,135
Yungtay Engineering Co., Ltd.	9,212,000	21,354
CTCI Corp.	12,791,000	21,098
BTS Rail Mass Transit Growth Infrastructure Fund	52,714,700	16,957
IJM Corp. Bhd.	6,471,700	12,893
AirTAC International Group	1,259,000	10,824
Beijing Enterprises Holdings Ltd.	1,361,000	10,108
Alliance Global Group, Inc.	18,049,400	9,743
Barloworld Ltd.	1,187,583	9,104
		147,216
Materials 6.37%
Vale SA, Class A, preferred nominative	6,092,700	39,727
Vale SA, ordinary nominative (ADR)	12,000	89
First Quantum Minerals Ltd.	2,587,100	32,802
ALROSA OJSC	25,135,753	27,936
Potash Corp. of Saskatchewan Inc.	408,000	14,638
American Funds Developing World Growth and Income Fund — Page 2 of 8

unaudited
Common stocks Materials (continued)	Shares	Value (000)
Glencore PLC	2,724,500	$12,629
Koninklijke DSM NV	194,868	10,881
Taiwan Cement Corp.	4,713,000	6,446
		145,148
Utilities 4.79%
Huaneng Power International, Inc., Class H	31,226,000	39,255
Enersis SA (ADR)	2,182,700	35,905
Glow Energy PCL	8,690,800	22,917
AES Corp.	840,200	10,897
		108,974
Energy 3.81%
Coal India Ltd.[1]	5,278,053	33,754
Oil Search Ltd.	3,987,787	25,427
Ensco PLC, Class A	653,200	15,984
Tenaris SA (ADR)	262,900	7,506
Rosneft Oil Company OJSC (GDR)	935,700	4,042
		86,713
Health care 0.84%
PT Kalbe Farma Tbk	82,088,500	11,464
Shanghai Pharmaceutical (Group) Co., Ltd., Class H	3,623,500	7,568
		19,032
Miscellaneous 4.95%
Other common stocks in initial period of acquisition		112,767
Total common stocks (cost: $1,953,726,000)		1,889,153
Rights & warrants 0.80% Consumer staples 0.80%
Shanghai Jahwa United Co., Ltd., Class A, warrants, expire 2016[2,3]	3,000,000	18,222
Total rights & warrants (cost: $18,029,000)		18,222
Convertible bonds 0.13% Consumer discretionary 0.13%	Principal amount (000)
Dufry AG, convertible notes, 2.00% 2015	CHF3,000	2,824
Financials 0.00%
bank muscat (SAOG) 4.50% convertible notes 2017	OMR24	63
Total convertible bonds (cost: $3,502,000)		2,887
Bonds, notes & other debt instruments 3.62% Bonds & notes of governments & government agencies outside the U.S. 2.72%
Brazil (Federal Republic of) Global 7.875% 2015	$15,945	16,025
Colombia (Republic of) Global 7.375% 2017	4,355	4,856
Indonesia (Republic of) 7.25% 2015	13,858	14,009
Peru (Republic of) 8.375% 2016	1,115	1,210
American Funds Developing World Growth and Income Fund — Page 3 of 8

unaudited
Bonds, notes & other debt instruments Bonds & notes of governments & government agencies outside the U.S. (continued)	Principal amount (000)	Value (000)
United Mexican States Government Global, Series A, 6.625% 2015	$9,700	$9,700
United Mexican States Government Global, Series A, 5.625% 2017	15,000	16,222
		62,022
Corporate bonds & notes 0.63% Telecommunication services 0.63%
América Móvil, SAB de CV 3.625% 2015	8,250	8,278
América Móvil, SAB de CV 2.375% 2016	6,038	6,141
Total corporate bonds & notes		14,419
U.S. Treasury bonds & notes 0.27% U.S. Treasury 0.27%
U.S. Treasury 0.25% 2015	6,075	6,080
Total U.S. Treasury bonds & notes		6,080
Total bonds, notes & other debt instruments (cost: $82,294,000)		82,521
Short-term securities 11.60%
Army and Air Force Exchange Service 0.17% due 3/2/2015[2]	30,000	30,000
Bank of Tokyo-Mitsubishi UFJ, Ltd. 0.15% due 5/1/2015	18,500	18,494
BNZ International Funding Ltd. 0.14% due 4/28/2015[2]	27,500	27,491
Chariot Funding, LLC 0.17% due 6/29/2015[2]	10,000	9,991
Electricité de France 0.11% due 5/19/2015[2]	30,000	29,987
Fannie Mae 0.10% due 5/18/2015	20,000	19,998
Federal Home Loan Bank 0.13%–0.17% due 3/23/2015–8/7/2015	55,900	55,886
John Deere Bank SA 0.15% due 3/11/2015[2]	16,300	16,299
KfW 0.07% due 3/2/2015[2]	20,000	20,000
Mitsubishi UFJ Trust and Banking Corp. 0.13% due 3/16/2015[2]	18,700	18,699
National Australia Bank Ltd. 0.14% due 5/12/2015[2]	17,500	17,495
Total short-term securities (cost: $264,331,000)		264,340
Total investment securities 99.10% (cost: $2,321,882,000)		2,257,123
Other assets less liabilities 0.90%		20,435
Net assets 100.00%		$2,277,558
American Funds Developing World Growth and Income Fund — Page 4 of 8

unaudited
Forward currency contracts

The fund has entered into forward currency contracts as shown in the following table. The average notional amount of open forward currency contracts was $46,549,000 over the prior two-month period.
	Settlement date	Counterparty	Contract amount		Unrealized (depreciation) appreciation at 2/28/2015 (000)
			Receive (000)	Deliver (000)
Sales:
British pounds	3/4/2015	Citibank	$27,603	£18,140	$(402)
Euros	3/4/2015	Citibank	$18,946	€16,603	366
					$(36)
As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.
[1]	Security did not produce income during the last 12 months.
[2]	Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $188,184,000, which represented 8.26% of the net assets of the fund.
[3]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities was $18,222,000, which represented .80% of the net assets of the fund.
Valuation disclosures

Capital Research and Management Company (“CRMC”), the fund’s investment adviser, values the fund’s investments at fair value as defined by accounting principles generally accepted in the United States of America. The net asset value of each share class of the fund is generally determined as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open. Security transactions are recorded by the fund as of the date the trades are executed with brokers. Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates supplied by one or more pricing vendors on the valuation date.
Methods and inputs — The fund’s investment adviser uses the following methods and inputs to establish the fair value of the fund’s assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.
Equity securities are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market on which the security trades.
Fixed-income securities, including short-term securities, are generally valued at prices obtained from one or more pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the fund is authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed-income security.
Fixed-income class	Examples of standard inputs
All	Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)
Corporate bonds & notes; convertible securities	Standard inputs and underlying equity of the issuer
Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities
Mortgage-backed; asset-backed obligations	Standard inputs and cash flows, prepayment information, default rates, delinquency and loss assumptions, collateral characteristics, credit enhancements and specific deal information
American Funds Developing World Growth and Income Fund — Page 5 of 8

unaudited
When the fund’s investment adviser deems it appropriate to do so (such as when vendor prices are unavailable or deemed to be not representative), fixed-income securities will be valued in good faith at the mean quoted bid and ask prices that are reasonably and timely available (or bid prices, if ask prices are not available) or at prices for securities of comparable maturity, quality and type.
Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are generally valued in the manner described for either equity or fixed-income securities, depending on which method is deemed most appropriate by the fund’s investment adviser. Forward currency contracts are valued at the mean of representative quoted bid and ask prices, generally based on prices supplied by one or more pricing vendors.
Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the fund’s investment adviser are fair valued as determined in good faith under fair valuation guidelines adopted by authority of the fund’s board of trustees as further described. The investment adviser follows fair valuation guidelines, consistent with U.S. Securities and Exchange Commission rules and guidance, to consider relevant principles and factors when making fair value determinations. The investment adviser considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. In addition, the closing prices of equity securities that trade in markets outside U.S. time zones may be adjusted to reflect significant events that occur after the close of local trading but before the net asset value of each share class of the fund is determined. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.
Processes and structure — The fund’s board of trustees has delegated authority to the fund’s investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation Committee (the “Fair Valuation Committee”) to administer, implement and oversee the fair valuation process, and to make fair value decisions. The Fair Valuation Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment adviser’s valuation teams. The Fair Valuation Committee reviews changes in fair value measurements from period to period and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues. The Fair Valuation Committee reports any changes to the fair valuation guidelines to the board of trustees with supplemental information to support the changes. The fund’s board and audit committee also regularly review reports that describe fair value determinations and methods.
The fund’s investment adviser has also established a Fixed-Income Pricing Review Group to administer and oversee the fixed-income valuation process, including the use of fixed-income pricing vendors. This group regularly reviews pricing vendor information and market data. Pricing decisions, processes and controls over security valuation are also subject to additional internal reviews, including an annual control self-evaluation program facilitated by the investment adviser’s compliance group.
American Funds Developing World Growth and Income Fund — Page 6 of 8

unaudited
Classifications — The fund’s investment adviser classifies the fund’s assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Certain securities trading outside the U.S. may transfer between Level 1 and Level 2 due to valuation adjustments resulting from significant market movements following the close of local trading. Level 3 values are based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. The following tables present the fund’s valuation levels as of February 28, 2015 (dollars in thousands):
	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Common stocks:
Financials	$357,609	$—	$—	$357,609
Information technology	244,705	—	—	244,705
Consumer staples	229,322	—	—	229,322
Telecommunication services	225,631	—	—	225,631
Consumer discretionary	212,036	—	—	212,036
Industrials	147,216	—	—	147,216
Materials	145,148	—	—	145,148
Utilities	108,974	—	—	108,974
Energy	86,713	—	—	86,713
Health care	19,032	—	—	19,032
Miscellaneous	112,767	—	—	112,767
Rights & warrants	—	18,222	—	18,222
Convertible bonds	—	2,887	—	2,887
Bonds, notes & other debt instruments	—	82,521	—	82,521
Short-term securities	—	264,340	—	264,340
Total	$1,889,153	$367,970	$—	$2,257,123

	Other investments*
	Level 1	Level 2	Level 3	Total
Assets:
Unrealized appreciation on open forward currency contracts	$—	$366	$—	$366
Liabilities:
Unrealized depreciation on open forward currency contracts	—	(402)	—	(402)
Total	$—	$(36)	$—	$(36)
*	Forward currency contracts are not included in the investment portfolio.
Federal income tax information	(dollars in thousands)

Gross unrealized appreciation on investment securities	$102,405
Gross unrealized depreciation on investment securities	(167,983)
Net unrealized depreciation on investment securities	(65,578)
Cost of investment securities	2,322,701

American Funds Developing World Growth and Income Fund — Page 7 of 8

unaudited
Key to abbreviations and symbols
ADR = American Depositary Receipts
GDR = Global Depositary Receipts
CHF = Swiss francs
€= Euros
£ = British pounds
OMR = Omani rials
Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.
Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the American Funds website at americanfunds.com.
MFGEFPX-100-0415O-S44430	American Funds Developing World Growth and Income Fund — Page 8 of 8

ITEM 2 – Controls and Procedures

The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

There were no changes in our internal control over financial reporting during the quarter ended February 28, 2015, which were identified in connection with management's evaluation required by paragraph (d) of Rule 13a-15 and 15d-15 under the Exchange Act, that have materially affected, or are reasonably likely to materially affect, our internal control over financial reporting, other than as provided below.

Effective November 10, 2014, the American Funds Developing World Growth and Income Fund’s investment adviser implemented a new accounting system. In connection with introducing this new system, additional automated and manual controls were implemented and some existing controls were modified. None of these changes were in response to any identified deficiency or weakness in the American Funds Developing World Growth and Income Fund’s internal control over financial reporting.

ITEM 3 – Exhibits

The certifications required by Rule 30a-2 of the Investment Company Act of 1940 and Section 302 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AMERICAN FUNDS DEVELOPING WORLD GROWTH AND INCOME FUND

By /s/ Shaw B. Wagener
Shaw B. Wagener, Vice Chairman, President and Principal Executive Officer

Date: April 28, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By /s/ Shaw B. Wagener
Shaw B. Wagener, Vice Chairman, President and Principal Executive Officer

Date: April 28, 2015

By /s/ Jeffrey P. Regal
Jeffrey P. Regal, Treasurer and Principal Financial Officer

Date: April 28, 2015